UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 19, 2018

CORPORATE CAPITAL TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	814-00827	27-2857503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Rouse Boulevard Philadelphia, Pennsylvania 19112 (Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 19, 2018, FS KKR Capital Corp., a Maryland corporation formerly known as FS Investment Corporation (“FSK”), completed its previously announced acquisition of Corporate Capital Trust, Inc., a Maryland Corporation (the “Company”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 22, 2018, by and among FSK, the Company, IC Acquisition, Inc., a Maryland corporation and wholly-owned subsidiary of FSK (“Merger Sub”), and FS/KKR Advisor, LLC, a Delaware limited liability company and the investment adviser to FSK (the “Advisor”). Pursuant to the Merger Agreement, the Company was first merged with and into Merger Sub, with the Company as the surviving corporation, and, immediately following such merger, the Company was then merged with and into FSK, with FSK as the surviving company (such transactions, the “Merger”). As a result of, and as of the effective time of, the Merger, the Company’s separate existence ceased.

In accordance with the terms of the Merger Agreement, at the time of the transactions contemplated by the Merger Agreement, each outstanding share of the Company’s common stock was converted into the right to receive 2.3552 shares of FSK’s common stock (with stockholders of the Company receiving cash in lieu of fractional shares of FSK’s common stock). As a result of the transactions contemplated by the Merger Agreement, FSK will issue an aggregate of approximately 292,326,586 shares of its common stock to former stockholders of the Company prior to any adjustment for the former stockholders of the Company receiving cash in lieu of fractional shares.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by the Company as Exhibit 2.1 to its Current Report on Form 8-K filed on July 23, 2018 and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule; Transfer of Listing

In connection with the closing of the Merger, the Company notified the New York Stock Exchange (“NYSE”) of the consummation of the Merger and requested that NYSE file with the U.S. Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal of Listing and/or Registration to delist the shares of Company common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading of common shares of the Company on the NYSE is expected to be suspended before the opening of trading on December 20, 2018.

Item 3.03.	Material Modification to Rights of Security Holders

The information required by Item 3.03 is contained in Items 2.01 and 3.01 and is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant

The information required by Item 5.01 is contained in Item 2.01 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, each of the named executive officers and directors of the Company ceased to be named executive officers and directors of the Company as of the effective time of the Merger (and not because of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices).

Item 7.01.	Regulation FD Disclosure.

On December 19, 2018, the Advisor issued a press release announcing, among other things, the closing of the Merger. The press release is furnished as Exhibit 99.1 to this Form 8-K.

Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the combined company. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to the combined company’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in the combined company’s operating area, the price at which shares of the combined company’s common stock trade on the NYSE, unexpected costs, charges or expenses resulting from the business combination transaction involving the combined company, and failure to realize the anticipated benefits of the Merger. Some of these factors are enumerated in the filings the combined company made with the SEC. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the combined company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER

2.1	Agreement and Plan of Merger, by and among FS Investment Corporation, IC Acquisition, Inc., Corporate Capital Trust, Inc. and FS/KKR Advisor, LLC, dated as of July 22, 2018 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 23, 2018).

99.1	Press Release, dated as of December 19, 2018 (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2018	FS KKR CAPITAL CORP.
* as successor by merger to Corporate Capital Trust, Inc.

	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel